SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   Form 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 24, 1998

                            Pathfinder Bancorp, Inc.
                ---------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-23601                    16-1540137
----------------------------    ---------------------        -------------------
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)




Registrant's telephone number, including area code:  (315) 343-0057
                                                     --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------


     On September 5, 1997, Oswego City Savings Bank ("City Savings") and its parent mutual holding company, Pathfinder Bancorp, M.H.C. (the "MHC") entered into an Agreement and Plan of Merger (the "Agreement") Between Oswego City Savings Bank and Oswego County Savings Bank ("County Savings") which provided for the merger (the "Merger") of County Savings with and into City Savings. On December 30, 1997, City Savings completed its reorganization into the "two-tier" mutual holding company structure, whereby City Savings became the wholly-owned subsidiary of Pathfinder Bancorp, Inc. (the "Registrant"). On January 13, 1998, City Savings and County Savings entered into Amendment No. 1 to the Agreement, extending to date upon which either City Savings or County Savings could terminate the Agreement if the merger had not yet been consummated from August 31, 1998 to December 31, 1998. The Amendment to the Agreement has been effected to extend the date by which the Merger may be consummated to December 31, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits
         -------------------------------------------------------------------

     The financial statements and pro forma information required to be filed by this Item were previously filed.

         The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            PATHFINDER BANCORP, INC.


DATE: January 6, 1998              By:   /s/ Thomas W. Schneider
                                         -----------------------------------
                                         Thomas W. Schneider
                                         Executive Vice President and
                                         Chief Financial Officer

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

      Exhibit 2a Amendment No. 4 To Agreement and Plan of Merger Between Oswego City Savings Bank and Oswego County Savings Bank, Dated December 24, 1998

                               Amendment No. 4 To
                      Agreement and Plan of Merger Between
                            Oswego City Savings Bank
                                       and
                           Oswego County Savings Bank

                                    RECITALS


1. On September 5, 1997, Oswego City Savings Bank ("City Savings"), Pathfinder Bancorp, MHC (the "Mutual Holding Company") and Oswego County Savings Bank ("County Savings"), entered into an Agreement and Plan of Merger Between City Savings and County Savings, which Agreement and Plan of Merger was amended on January 13, 1998, April 30, 1998 and August 24, 1998 (as amended, the "Agreement and Plan of Merger").

2. Section 11.1(f) of the Agreement and Plan of Merger provides that the Agreement and Plan of Merger may be terminated by either City Savings or County Savings in the event the merger is not completed by December 31, 1998; and

3. The parties desire to extend the time period within which the Merger may be completed.

     In consideration of the premises and mutual covenants, representations, warranties and agreements contained in the Agreement and Plan of Merger, and in order to set forth the conditions upon which the Merger will be carried out, the parties, intending to be legally bound, hereby agree as follows:

                  Section 11.1(f) to the Agreement and Plan of Merger is hereby amended to read as follows:

                  (f) By the Board of Directors of City Savings or the Board of Trustees of OCSB if the Merger has not been consummated on or before March 31, 1999.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed this 24 day of December 1998.


ATTEST:                                       OSWEGO CITY SAVINGS BANK



By: /s/ Joyce DeMaio                         By:      /s/ Chris C. Gagas
    ----------------                                  --------------------------
                                                      Chris C. Gagas, President


ATTEST:                                       PATHFINDER BANCORP, M.H.C.



By: /s/ Joyce DeMaio                         By:      /s/ Chris C. Gagas
    ----------------                                  --------------------------
                                                      Chris C. Gagas, President


ATTEST:                                      PATHFINDER BANCORP, INC.



By: /s/ Joyce DeMaio                         By:      /s/ Chris C. Gagas
    ----------------                                  --------------------------
                                                      Chris C. Gagas, President


ATTEST:                                      OSWEGO COUNTY SAVINGS BANK



By: /s/ Joyce DeMaio                         By:     /s/ Gregory J. Kreis
    ----------------                                 ---------------------------
                                                     Gregory J. Kreis, President